Citi’s 6th Annual
Small/Mid Cap Conference
New York, Nov. 19-20, 2009

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns;
increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution;
changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
▪ Financial Overview

Better Homes and Gardens
Parents
american baby
fitness
FamilyCircle
LADIES' Home Journal
More

FOX 12 OREGON KPTV PORTLAND
PDX49
KCTV 5 KANSAS CITY
my ksmo TV .com
CBS 3 SPRINGFIELD
46 cbs46.com
CBS 5
EYEWITNESS NEWS 3

More.com
DODGE
food family
STREETS OF L.A.

directive
genex.
NMS new media strategies
O'GRADY MEYERS
REALOGY
Walmart
UNIVERSAL FURNITURE

meredith

4
Broad Media and Marketing Footprint
MEREDITH OVERVIEW
▪ Integrated Marketing
▪ Brand Licensing
▪ Retransmission fees
▪ Video Solutions
NATIONAL MEDIA
Revenues: $900 million
LOCAL MEDIA
Revenues: $270 million
▪ 25 Subscription titles
▪ 135 Newsstand titles
▪ 30+ Websites
▪ 12 television stations
▪ 10% of U.S. households
▪ 25+ Websites
MARKETING SERVICES &
DIVERSIFIED
Revenues: $240 million

WOMEN'S LIFESTYLE & HEALTH

american baby
Parents
52 HOT HOLIDAY TOYS
FamilyCircle
Police Academy
Parents
Feed Your Baby Right
american baby
FamilyCircle
What Babies Love
FamilyCircle

Better Homes and Gardens
Autumn's Best
Dinner in No Time!
do it YOURSELF
Do More with Less
Midwest Living
TRADITIONAL HOME
ReadyMade
Small Spaces, Big Ideas!
RENOVATION STYLE
Before & After

fitness
Ladies' Home Journal
4 WEEKS TO A HEALTHY HEART
More
diabetic LIVING
heart-healthy LIVING
fitness
More
AGE-PROOF YOUR HEALTH
MARY-LOUISE PARKER 44

meredith

Powerful National Brands Across Life Stages
MEREDITH OVERVIEW
PARENTHOOD/FAMILY
HOME/SHELTER
25 subscription
magazines
30+ websites 17MM
unique visitors
135 Special
Interest titles

6

National Media Brands Achievements
▪ Delivered highest-ever market share in magazine advertising
▪ Achieved all-time high profit contribution from circulation
▪ Increased newsstand market share
▪ Eliminated 10% in expenses
▪ Named “Publishing Company of the Year”
MEREDITH OVERVIEW

12 network affiliates
10MM+ households
Diverse Local Media Portfolio Across Country
MEREDITH OVERVIEW
25+ websites
5MM unique visitors
Mobile platforms
Syndicated Television
Kansas City
Phoenix
Flint-Saginaw
Atlanta
Nashville
Las Vegas
Portland
Springfield
New York
Des Moines

8

Local Media Brands Achievements
▪ Grew morning news ratings across the group
▪ Increased Atlanta’s ratings in every newscast
▪ Expanded number of markets airing Better show
▪ Developed new sales and marketing programs
▪ Initiated cost-saving plan to create hubs

MEREDITH OVERVIEW

figure
ACCESS
BEYONCÉ
food&family
very best kids

BIG

genex.

O'GRADY MEYERS
INTERACTIVE AGENCY

ogm

directive

NMS
new media strategies

Walmart

UNIVERSAL
FURNITURE

REALOGY
FRANCHISING
SETTLEMENT
MORTGAGE
BROKERAGE
RELOCATION

Serta

servicemagic
home improvement. hassle-free.

Better.tv

Better.tv

Parents.tv

meredith

MEREDITH INTEGRATED
MARKETING
BRAND LICENSING
RETRANSMISSION/VIDEO
SOLUTIONS
Growing Marketing Solutions and Diversified Businesses
MEREDITH OVERVIEW

O'GRADY MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

Walmart
Save money. Live better.

REALOGY

UNIVERSAL
FURNITURE

KPHO.com HD

WSMV.COM

FOX 5 KVVU-TV

FOX 12 OREGON

my 5

Local Media

meredith

directive

Better.tv
Parents.tv

meredith

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Consumer Research
Broad Capabilities Across Media Platforms
Video Solutions
Brand Licensing
MEREDITH OVERVIEW

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
▪ Financial Overview

ADVERTISING OVERVIEW
	Meredith Internal	Industry PIB	Meredith Internal	Industry TVB
1st Half FY09	(18)%	(12)%	(20)%	(16)%
2nd Half FY09	(12)%	(22)%	(27)%	(25)%
1st Quarter FY10	(5)%	(18)%	(13)%	(20)%
2nd Quarter FY10	(4-6)%* ESTIMATE	N/A	(8)%* PACINGS	N/A
National Media Brands
Local Media Brands
* As of Oct. 29, 2009
Progressive advertising revenue improvement

▪ Month-to-month volatility in magazine advertising
▪ Broadcasting strengthening - November and December
 results are uncertain
▪ Limited visibility into calendar 2010 ad budgets
▪ Will update advertising outlook mid-December, 2009
Advertising environment
ADVERTISING OVERVIEW

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview
STRATEGIC OVERVIEW

12.2%
8.7%
Q109
Q110
National Media

19.0%
18.0%
Q109
Q110
Local Media

meredith

Growing National and Local Market Share
GAIN MARKET SHARE
Source: National: TNS Media Intelligence, 2009, Local: TvB

Agenda
STRATEGIC OVERVIEW
▪ Meredith Overview
▪ Current Advertising Update
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview

17

▪ Magazine readership strong at 110 million
▪ Direct mail response rates increased
▪ Newsstand market share grew
▪ November TV sweeps strong to-date
▪ Record traffic on Meredith Women’s Network
▪ Wal-Mart licensing agreement expanded
Increase Consumer Connection
INCREASE CONSUMER CONNECTION

Agenda
STRATEGIC OVERVIEW
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview

food&family
very best Kids

Walmart
Save money. Live better.

servicemagic
home improvement. hassle-free.

UNIVERSAL FURNITURE

Serta

comcast.

Mediacom

COX COMMUNICATIONS

Parents tv

Better

the hyper factory

meredith

▪ Integrated Marketing
▪ Brand Licensing
▪ Retransmission
▪ Video Solutions
▪ Mobile Marketing Opportunity
New Revenue Stream Development
DEVELOP NEW REVENUE STREAMS

meredith integrated marketing

NMS new media strategies

directive

BIG COMMUNICATIONS, INC.

O'GRADY\MEYERS INTERACTIVE AGENCY

genex.

THE HYPERFACTORY DEFINING THE MOBILE SPACE

meredith

Meredith Integrated Marketing Update
DEVELOP NEW REVENUE STREAMS
▪ Client base of nearly 200
▪ Rich pipeline of requests for new business proposals
▪ Clients focused on program expense and measurability
▪ Great interest in new ways of taking brands to market
 – Social media
 – Mobile

meredith
integrated marketing

directive

food&family
comida y familia

food&family

genex.

NMS
new media strategies

the hyper factory

meredith

• Content strategy
• Quarterly magazines
• Multi-language e-mail campaigns
• Food photography & videos in multiple languages
• Database Marketing strategy
• Campaign management
• Business intelligence
• Shopper purchase analytics
• Digital magazine
• iFood assistant
• Digital design
• Digital strategy
• Mobile strategy
• Mobile execution
• Online word of mouth
• Digital public relations
• Online intelligence
• Food blogging
Kraft & Meredith Integrated Marketing
DEVELOP NEW REVENUE STREAMS
Kraft CRM
&
Meredith

Walmart
Save money. Live better.

+

+

Better Homes
Blushing Pinks
Dutch Boy

+

meredith

Growing Presence in Brand Licensing
 – Sales meeting expectations
 – SKUs tripled to more than 1,500 in 2009
 – Expanded to Canada earlier this month
DEVELOP NEW REVENUE STREAMS
Garden
Interior decor
Paint
Canada

$ in millions
DEVELOP NEW REVENUE STREAMS
Increasing TV Retransmission Revenues
$4
$20+
$8
2006
(Actual)
2008
(Actual)
2010
(Estimate)

▪ The next big distribution platform

▪ Opportunities in:
 – Business to consumer
 – Business to business

▪ Clients increasingly asking for mobile marketing solutions

▪ Relationship with The Hyperfactory
 – Clients include Toyota, Coke, Blackberry, Nike, Vodafone, Disney
 – Offices in New York, Los Angeles, New Zealand, India
GROW NEW REVENUE STREAMS
Mobile Opportunity

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share across businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview
STRATEGIC OVERVIEW

Actions Taken
DISCIPLINED EXPENSE MANAGEMENT
▪ Departmental efficiencies
▪ Reductions in workforce
▪ Strategic vendor sourcing initiative
▪ Reduced capital expenditures
▪ Aggressive working capital management
▪ Result: Reduced $125 million in debt over 15 months

$256
$211
$194
$181
$171
$163
$160
$131
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Historical Cash Flow From Operations
FINANCIAL OVERVIEW
12% CAGR
5% CAGR
$ in millions

Use of Cash: Fiscal 2000 through 2009
FINANCIAL OVERVIEW
 200
Stock Option Exercises
$2,000
Utilization of Cash
 100
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$ in millions
$700
Share Repurchases

$1,000
SUBTOTAL

$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
2001
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Calendar Year Dividends Per Share
FINANCIAL OVERVIEW
13% CAGR

	Current	Capacity/Authorization
Debt Level	$360 million	Additional $470 million
Debt-to-EBITDA Ratio	1.7x	Less than 3.75x
Interest Coverage Ratio	10.8x	Greater than 2.75x
Average Cost of Funds	5.6%

As of 9/30/09
Financial Metrics
FINANCIAL OVERVIEW

$209 trailing 12 EBITDA
$209 trailing 12 EBITDA
$1.7B total cap
$1.3B market cap
▪ Current dividend yield

▪ EPS multiple:

▪ EBITDA multiple
 to market capitalization:

▪ EBITDA multiple
 to total capitalization:
$2.01 trailing 12 EPS
$29.09 share price
Current Valuation Metrics
• As of Sept. 30, 2009 using trailing 4 quarters actual results, excluding discontinued operations and special items.
• Dividend data uses current dividend of $0.225 per quarter.
• Share price data is market close on Nov. 16, 2009.
FINANCIAL OVERVIEW
$0.90 dividend
$29.09 share price
3.1%
14.5x
6.2x
8.0x

Summary
▪ Vibrant and profitable media assets and brands
▪ Growing market share
▪ Wide array of new revenue stream development
▪ Strong financial foundation

Citi’s 6th Annual
Small/Mid Cap Conference
New York, Nov. 19-20, 2009